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                                  EXHIBIT 99.2
                                  ------------

                             OFFICERS AND DIRECTORS
                             ----------------------

                               OF REPORTING PERSON
                               -------------------


     The following table sets forth the name, resident or business address, citizenship, present principal occupation or employment and the name, principal business and address of any corporation in which employment is conducted by each executive officer and director of Three Oceans, Inc. and Sanyo North America Corp.

I.   THREE OCEANS, INC.
     ------------------

     A.   OFFICERS
          --------

     1.   (a)  Motoharu Iue
          (b)  Three Oceans, Inc.
               2055 Sanyo Avenue San Diego,
               CA 92173
          (c)  Chairman of the Board, Three Oceans, Inc.
          (d)  No
          (e)  No
          (f)  Japanese

     2.   (a)  Hideki Yamagata
          (b)  Three Oceans, Inc.
               2055 Sanyo Avenue
               San Diego, CA 92173
          (c)  President, Chief Executive Officer and Secretary, Three Oceans,
               Inc.
          (d)  No
          (e)  No
          (f)  Japanese

     3.   (a)  Akira Yamamoto
          (b)  Three Oceans, Inc.
               2055 Sanyo Avenue San
               Diego, CA 92173
          (c)  Treasurer, Three Oceans, Inc.
          (d)  No
          (e)  No
          (f)  Japanese

     B.   DIRECTORS
          ---------

     1.   (a)  Motoharu Iue
          (b)  See Above
          (c)  Director
          (d)  No
          (e)  No
          (f)  Japanese


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     2.   (a)  Hideki Yamagata
          (b)  See Above
          (c)  Director
          (d)  No
          (e)  No
          (f)  Japanese

II.  SANYO NORTH AMERICA CORPORATION
     -------------------------------

     A.   OFFICERS
          --------

     1.   (a)  Motoharu Iue
          (b)  Sanyo North America Corporation
               666 Fifth Avenue
               New York, New York 10103
          (c)  President and Chief Executive Officer,
               Sanyo North America Corporation
          (d)  No
          (e)  No
          (f)  Japanese

     2.   (a)  Hideki Yamagata
          (b)  Sanyo North America Corporation
               666 Fifth Avenue
               New York, New York 10103
          (c)  Executive Vice President and Secretary,
               Sanyo North America Corporation
          (d)  No
          (e)  No
          (f)  Japanese

     3.   (a)  Akira Yamamoto
          (b)  Sanyo North America Corporation
               666 Fifth Avenue
               New York, New York 10103
          (c)  Senior Vice President and Treasurer, Sanyo North America
               Corporation
          (d)  No
          (e)  No
          (f)  Japanese

     B.   DIRECTORS
          ---------

     1.   (a)  Masaru Yamano
          (b)  18 Keihan-Hondori 2-Chome
               Moriguchi City, Osaka, Japan
          (c)  Vice Chairman, Sanyo Electric Co., Ltd.
          (d)  No
          (e)  No
          (f)  Japanese

     2.   (a)  Motaharu Iue
          (b)  See above


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          (c)  President & Chief Executive Officer, Sanyo North America
               Corporation
          (d)  No
          (e)  No
          (f)  Japanese

     3.   (a)  Hideka Ijima
          (b)  900 North Arlington Heights Road
               Itasca, IL 60143
          (c)  Chairman of the Board, Sanyo Sales and Supply USA Corporation
          (d)  No
          (e)  No
          (f)  Japanese

     4.   (a)  Hideki Yamagata
          (b)  See above
          (c)  Executive Vice President and Secretary, Sanyo
               North America Corporation
          (d)  No
          (e)  No
          (f)  Japanese


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